                                                                  EXHIBIT (h)(4)

[ING FUNDS LOGO]

October 1, 2003

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, each a series of USLICO Series Fund, (collectively, the "New Funds") upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned funds to EXHIBIT A of the Agreement as of October 6, 2003.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                     Very sincerely,

                                     /s/ Robert S. Naka

                                     Robert S. Naka
                                     Senior Vice President

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       ----------------------------
Name:  Nick Horvath
Title: Director of Operations Duly Authorized

                                                            USLICO Series Fund
7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                                     FORM OF
                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                               DST SYSTEMS, INC.

                                                       TYPE OF              STATE OF         TAXPAYER
         TAXPAYER/FUND NAME*                         ORGANIZATION         ORGANIZATION        I.D. NO.
------------------------------------                --------------       -------------       ----------
ING CORPORATE LEADERS TRUST FUND                    Trust                New York            13-6061925

ING EQUITY TRUST                                    Business Trust       Massachusetts       N/A
  ING Convertible Fund                                                                       33-0552461
  ING Disciplined LargeCap Fund                                                              06-1533751
  ING Equity and Bond Fund                                                                   33-0552418
  ING Financial Services Fund                                                                95-4020286
  ING Growth Opportunities Fund                                                              04-2886865
  ING Large Company Value Fund                                                               22-1644924
  ING LargeCap Growth Fund                                                                   33-0733557
  ING MidCap Opportunities Fund                                                              06-1522344
  ING MidCap Value Fund                                                                      86-1048451
  ING Principal Protection Fund                                                              86-1033467
  ING Principal Protection Fund II                                                           86-1039030
  ING Principal Protection Fund III                                                          86-1049217
  ING Principal Protection Fund IV                                                           82-0540557
  ING Principal Protection Fund V                                                            27-0019774
  ING Principal Protection Fund VI                                                           48-1284684
  ING Principal Protection Fund VII                                                          72-1553495
  ING Principal Protection Fund VIII                                                         47-0919259
  ING Principal Protection Fund IX                                                           TBD
  ING Real Estate Fund                                                                       43-1969240
  ING SmallCap Opportunities Fund                                                            04-2886856
  ING SmallCap Value Fund                                                                    86-1048453
  ING Tax Efficient Equity Fund                                                              23-2978988

ING FUNDS TRUST                                     Business Trust       Delaware            N/A
  ING Classic Money Market Fund                                                              23-2978935
  ING GNMA Income Fund                                                                       22-2013958
  ING High Yield Bond Fund                                                                   23-2978938
  ING High Yield Opportunity Fund                                                            33-0715888
  ING Intermediate Bond Fund                                                                 52-2125227

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective of the post date effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF              STATE OF         TAXPAYER
         TAXPAYER/FUND NAME*                         ORGANIZATION         ORGANIZATION        I.D. NO.
------------------------------------                --------------       -------------       ----------
ING FUNDS TRUST CONT.
  ING Lexington Money Market Trust                                                           13-6766350
  ING Money Market Fund                                                                      86-0955273
  ING National Tax-Exempt Bond Fund                                                          23-2978941
  ING Strategic Bond Fund                                                                    33-6170208

ING INVESTMENT FUNDS, INC.                          Corporation          Maryland            N/A
  ING MagnaCap Fund                                                                          22-1891924

ING INVESTORS TRUST                                 Business Trust       Massachusetts       N/A
  ING American Funds Growth Portfolio                                                        55-0839555
  ING American Funds Growth-Income Portfolio                                                 55-0839542
  ING American Funds International Portfolio                                                 55-0839952

ING MAYFLOWER TRUST                                 Business Trust       Massachusetts       N/A
  ING Growth + Value Fund                                                                    06-1465531
  ING International Value Fund                                                               06-1472910

ING MUTUAL FUNDS                                    Business Trust       Delaware            N/A
  ING Emerging Countries Fund                                                                33-0635177
  ING Global Real Estate Fund                                                                86-1028620
  ING International Fund                                                                     22-3278095
  ING International SmallCap Growth Fund                                                     33-0591838
  ING Precious Metals Fund                                                                   13-2855309
  ING Russia Fund                                                                            22-3430284
  ING Worldwide Growth Fund                                                                  33-0552475
  ING Global Equity Dividend Fund                                                            55-0839557
  ING Foreign Fund                                                                           72-1563685

ING PRIME RATE TRUST                                Business Trust       Massachusetts       95-6874587

ING SENIOR INCOME FUND                              Business Trust       Delaware            86-1011668

ING VARIABLE INSURANCE TRUST                        Business Trust       Delaware            N/A
  ING VP Worldwide Growth Portfolio                                                          25-6705433
  ING GET U.S. Core Portfolio - Series 1                                                     43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                     41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                     32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                     32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                     32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                     32-0090505
  ING GET U.S. Opportunity Portfolio - Series 1                                              43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                              TBD

*This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF              STATE OF         TAXPAYER
         TAXPAYER/FUND NAME*                         ORGANIZATION         ORGANIZATION        I.D. NO.
------------------------------------                --------------       -------------       ----------
ING VARIABLE PRODUCTS TRUST                         Business Trust       Massachusetts       N/A
  ING VP Convertible Portfolio                                                               86-1028318
  ING VP Disciplined LargeCap Fund                                                           06-6397003
  ING VP Emerging Countries Portfolio                                                        86-1028317
  ING VP Financial Services Portfolio                                                        86-1028316
  ING VP Growth + Value Portfolio                                                            06-6396994
  ING VP Growth Opportunities Portfolio                                                      06-6493759
  ING VP High Yield Bond Portfolio                                                           06-6396995
  ING VP International Portfolio                                                             86-1028314
  ING VP International SmallCap Growth Portfolio                                             86-1028313
  ING VP International Value Portfolio                                                       06-6453493
  ING VP Large Company Value Portfolio                                                       86-1028315
  ING VP LargeCap Growth Portfolio                                                           86-1028309
  ING VP MagnaCap Portfolio                                                                  06-6493762
  ING VP MidCap Opportunities Portfolio                                                      06-6493760
  ING VP SmallCap Opportunities Portfolio                                                    06-6397002

ING VP EMERGING MARKETS FUND, INC.                  Corporation          Maryland            06-1287459

ING VP NATURAL RESOURCES TRUST                      Business Trust       Massachusetts       22-2932678

USLICO SERIES FUND                                  Business Trust       Massachusetts       N/A
  The Asset Allocation Portfolio                                                             54-1499147
  The Bond Portfolio                                                                         54-1499901
  The Money Market Portfolio                                                                 54-1499149
  The Stock Portfolio                                                                        54-1499398

Last Approved: October 1, 2003

*This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.